UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

ZAP
(Exact name of registrant as specified in its charter)

California	03-03000	94-3210624
State or other jurisdiction incorporation	Commission File Number	IRS Employer
Identification No.

501 Fourth Street, Santa Rosa, CA, 95401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (707 525-8658

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5-	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensation Arrangements of Certain Officers.

Effective October 21, 2016, the Company accepted the resignation of Co Nguyen as a director and as member of the Company’s Audit Committee.  Mr. Nguyen resigned for personal reasons and not as a result of any disagreement with the Company on any matter relating to the Company’s operations, accounting policies or practices.

Section 9 -	Financial Statements and exhibits

Item 9.01	Financial Statements and Exhibits

Exhibit	Description

99.1	Consent Action in lieu of a meeting of the Board of Directors of ZAP

99.2	Resignation Letter

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated:	October 21, 2016	by: /s/ Alex Wang
Chief Executive Officer